This document may not be accurate after its date, and LNC does not undertake to update or keep it accurate after such date.Al CopersinoHead of Investor Relations203-257-4493Albert.Copersino@LFG.com1Q23 Investment SupplementMay 9, 2023

Forward looking statements –cautionary languageCertain statements made in this presentation and in other written or oral statements made by Lincoln or on Lincoln’s behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: “anticipate,”“believe,” “estimate,” “expect,” “project,” “shall,” “will” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in Lincoln’s businesses, prospective services or products, future performance or financial results and the outcome of contingencies, such as legal proceedings. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.Forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those expressed in or implied by such forward-looking statements due to a variety of factors, including: •Weak general economic and business conditions that may affect demand for our products, account balances, investment results, guaranteed benefit liabilities, premium levels and claims experience; •Adverse global capital and credit market conditions that may affect our ability to raise capital, if necessary, and may causeusto realize impairments on investments and certain intangible assets, including goodwill and the valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures; •The inability of our subsidiaries to pay dividends to the holding company in sufficient amounts, which could harm the holdingcompany’s ability to meet its obligations;•Legislative, regulatory or tax changes, both domestic and foreign, that affect: the cost of, or demand for, our subsidiaries’products; the required amount of reserves and/or surplus; our ability to conduct business and our captive reinsurance arrangements as well as restrictions on the payment of revenue sharing and 12b-1 distribution fees;•The impact of U.S. federal tax reform legislation on our business, earnings and capital; •The impact of regulations adopted by the Securities and Exchange Commission (“SEC”), the Department of Labor or other federalorstate regulators or self-regulatory organizations relating to the standard of care owed by investment advisers and/or broker-dealers that could affect our distribution model; •The impact of new and emerging privacy regulations that may lead to increased compliance costs and reputation risk;•Increasing scrutiny and evolving expectations and regulations regarding ESG matters that may adversely affect our reputation andour investment portfolio;•Actions taken by reinsurers to raise rates on in-force business;•Declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses anddemand for our products; •Rapidly increasing interest rates causing policyholders to surrender life insurance and annuity policies, thereby causing realized investment losses;•The impact of the implementation of the provisions of the European Market Infrastructure Regulation relating to the regulation of derivatives transactions;•The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought byfederal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings;

Forward looking statements –cautionary language (contd.)•A decline or continued volatility in the equity markets causing a reduction in the sales of our subsidiaries’ products; a reduction of asset-based fees that our subsidiaries charge on various investment and insurance products; and an increase in liabilities related to guaranteed benefit riders, which are accounted for as market risk benefits, of our subsidiaries’ variable annuity products;•Ineffectiveness of our risk management policies and procedures, including our various hedging strategies; •A deviation in actual experience regarding future policyholder behavior, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our subsidiaries’ products and in establishing related insurance reserves, which may reduce future earnings; •Changes in accounting principles that may affect our consolidated financial statements;•Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse effect such action may have on our ability to raise capital and on our liquidity and financial condition;•Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse effect such action may have on the premium writings, policy retention, profitability of our insurance subsidiaries and liquidity;•Significant credit, accounting, fraud, corporate governance or other issues that may adversely affect the value of certain financial assets, as well as counterparties to which we are exposed to credit risk, requiring that we realize losses on financial assets;•Interruption in telecommunication, information technology or other operational systems or failure to safeguard the confidentiality or privacy of sensitive data on such systems, including from cyberattacks or other breaches of our data security systems;•The effect of acquisitions and divestitures, restructurings, product withdrawals and other unusual items;•The inability to realize or sustain the benefits we expect from, greater than expected investments in, and the potential impact of efforts related to, our strategic initiatives, including the Spark Initiative; •The adequacy and collectability of reinsurance that we have obtained;•Pandemics, acts of terrorism, war or other man-made and natural catastrophes that may adversely impact liabilities for policyholder claims, affect our businesses and increase the cost and availability of reinsurance;•Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affectthe level of premiums and fees that our subsidiaries can charge for their products;•The unknown effect on our subsidiaries’ businesses resulting from evolving market preferences and the changing demographics of our client base; and•The unanticipated loss of key management, financial planners or wholesalers.The risks and uncertainties included here are not exhaustive. Our most recent Form 10-K, as well as other reports that we file with the SEC, include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors.Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation. The reporting of Risk-Based Capital (“RBC”) measures is not intended for the purpose of ranking any insurance company or for usein connection with any marketing, advertising or promotional activities.

Special note regarding data•All information regarding LNC’s investment portfolio excludes assets related to certain modified coinsurance (“Modco”) transactions. The Modcoinvestment portfolio has counterparty protections in place including investment guidelines, as well as additional support through over-collateralization and a letter of credit that were established to meet LNC’s risk management objectives.

Portfolio overview

High-quality and well-diversified investment portfolio

The portfolio is well-positioned for the current environment

- **Long-term investment strategy** is tightly aligned with our liability profile and **positioned for various economic cycles**
  - **97% investment grade**, the portfolio is at its **highest quality in the last decade**
- **Real estate and banking exposure is well positioned**
  - Commercial real estate exposure is primarily Commercial Mortgage Loans (CMLs), with **conservative LTVs[1] (46%) and DSCs[2] (2.4x), and minimal near-term maturities**
  - **Current banking exposure is 5% of invested assets** and weighted toward a diverse mix of large, high-quality global banks
  - 1% exposure to regional banks, well diversified with only 0.04% in failed regional banks

Portfolio allocation by asset class[3]



$137B
Broad
Diversification
CMLs 12%
CMLs (ex-office) 9.5%
CMLs (office) 2.5%
Consumer Non-cyclical 12%
Structured 12%
Utilities 10%
Other Financials 8%
Capital Goods 5%
Other[4] 5%
Banking 5%
Regional Banks 1%
Consumer Cyclical 4%
Municipal 4%
Technology 4%
Energy 4%
Basic Industry 3%
Communications 3%
Transportation 3%
Alts 2%
Industrial Other 2%
RMLs 1%

1 Loan to value is abbreviated at LTV.
2 Debt service coverage ratio is abbreviated as DSCR.
3 As of 3/31/2023.
4 Other asset classes primarily include: quasi-sovereign, cash/collateral, and UST/agency.

©2023 Lincoln National Corporation
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High-quality and well-performing fixed income portfolio

The portfolio is at its highest quality in the last decade

- The fixed income portfolio experienced the **seventh consecutive quarter of positive net ratings migration**
- **BBB rated exposure is "up in quality"** with majority of exposure rated BBB+/BBB
  - **~0.1% BBB- on negative outlook**
- Leveraged multi-manager platform to further de-risk regional banking exposure during 1Q23
  - Total net credit losses were $49M[3]

Portfolio allocation by rating[1]



~0.1% BBB- on negative outlook
NAIC-3-6/CM3[2]
3%
CM3
0.4%
BBB-
5%
BBB
18%
NAIC-2/CM2
37%
BBB+
14%
97% IG[1]
($128B Total Rated Assets)
NAIC-1/CM1
60%

1 As of 3/31/23. As a % of rated assets including rated CML assets where CM1=NAIC 1, CM2=NAIC 2, CM3=NAIC 3.
2 NAIC 5-6 represents less than $100M of portfolio | CM4-CM7 represents less than $2M of portfolio
3 After-tax losses; inclusive of credit allowance.

©2023 Lincoln National Corporation
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Bank exposure is high-quality and well diversified by issuer and geography

Well-positioned exposure to the banking sector

- **Banking makes up 5% of invested assets** and is 70% senior in capital structure priority
- **98% of exposure is investment grade** with **average rating of A-**
- **Geographically diversified** in highly-rated developed countries
  - **Focused on largest banks in each respective country**
  - **No exposure to Swiss AT1 securities**
- **Regional bank exposure at 1% of invested assets, high quality, and diversified**
  - **$19M of Silicon Valley Bank and $37M of First Republic exposure** (0.04% of invested assets)
  - **No exposure to PacWest Bancorp, Silvergate Capital, Signature Bank or Western Alliance Bancorp**

Total bank exposure by rating[1]



BIG
2%
BBB-
3%
AA
4%
BBB
9%
$7.5B
Avg. Rating: A-
A
59%
BBB+
23%

1 As of 3/31/2023.

©2023 Lincoln National Corporation
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High-quality commercial mortgage loan portfolio

Conservatively positioned CML portfolio

- **Disciplined portfolio construction delivering consistent loan performance**
  - Portfolio 46% loan to value and 2.4x debt service coverage
  - Virtually no credit losses since 2019 or current loan modifications
- **Middle market investment strategy focused 100% on fixed rate, stabilized senior loans using conservatively underwritten valuation and cash flow assumptions**
- **Robust surveillance process** (e.g. loan level financial review, rent roll analysis, stress testing, etc.)
- **Manageable near-term portfolio maturities in 2023 (1%), 2024 (3%) and 2025 (4%)**
  - $7.3M average loan size in 2023-2025
- **Portfolio well diversified by property type and geography**
  - **Reduced office loan exposure by 400 bps since 2020 to 21%** of the CML portfolio
  - Increased Industrial exposure by 600 bps since 2020
- **No direct commercial real estate equity exposure**

Property types



Mobile Home
4%
Other
2%
Retail
15%
Apartments
33%
$16.5B
Office
21%
Industrial
25%

CML portfolio statistics[1]	
12.1%	Inv Assets
$11M	Avg Loan Size
100%	Fixed Rate
9.8 Years	Remaining Term
2.4x	Debt Service Coverage
46%	Loan to Value
Credit Quality	
80%	CM1
20%	CM2
<1%	CM3-6

1 As of 3/31/2023.
2 Excludes assets managed by non-LFG third-party managers.

©2023 Lincoln National Corporation
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Office portfolio conservatively positioned with limited near-term maturities

Stable performance from office portfolio

- Office portfolio credit quality **delivering stable loan performance**
- Position sizing provides **diversified exposure** across portfolio
- **Less than 1% of office portfolio or $21.5M** is below 1.0x debt service coverage and loan to value greater than 70%
- **Manageable near-term office loan maturity schedule with average loan size of $7.7M**
  - **Remaining 2023 office loan maturities of $34M** (1% of office portfolio)
  - **Office loan maturities in 2024 of $164M** (5% of office portfolio) **and in 2025 $189M** (6% of office portfolio)
- **Disciplined portfolio construction and stress testing reflects our conservative positioning**

Debt service coverage

Loan to value	>1.50x	1.25 - <1.50x	1.00 - <1.25x	<1.00x	Total
<50%	48%	1%	2%	1%	52%
50-<60%	21%	5%	3%	0%	28%
60-<70%	14%	1%	1%	0%	16%
70-<80%	0%	0%	0%	1%	1%
80-<100%	1%	1%	0%	0%	2%
>100%	0%	0%	0%	0%	0%
Total	84%	8%	6%	2%	100%

$3.4B CML Office Portfolio

CML portfolio statistics[1]	
21%	Portion of CML Portfolio
2.5%	Portion of Total Invested Assets
$16M	Avg Loan Size
8.8 years	Remaining Term
2.3x	Debt Service Coverage
46%	Loan to Value
88%	Occupancy
Credit Quality	
83%	CM1
17%	CM2
<1%	CM3-6

©2023 Lincoln National Corporation 10

1 As of 3/31/2023.

Other commercial real estate exposure is limited, high-quality and well-diversified

REIT portfolio highlights[1]

- Total exposure is $1.7B
- **Portfolio is diversified** across geographies, MSAs, and property types
- Average rating is BBB+ **with an average position size of $26M**
- **Office REIT** exposure is **less than $240M or less than 0.2% of invested assets**

CMBS Portfolio Highlights[1]

- Total exposure is $1.9B
- **CMBS portfolio is 70%/30% AAA/AA with average credit enhancement of 29%**
- Average SASB CMBS position size is less than $6M
- **CMBS office exposure[2] is 0.1% of invested assets** and is rated 59%/38%/3% AAA/AA/A



Percent of total invested assets
REITS
1.3%
0.2%
1.1%
CMBS
1.4%
0.1%
1.3%
Other REITs
Office REITs
Other CMBS
Office CMBS

1 As of 3/31/2023.
2 Office within CMBS defined as SASB Office plus CMBS conduit deals with > 50% exposure to office.

©2023 Lincoln National Corporation
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Reinsurance transaction impacts

Our recently announced reinsurance transaction supports our strategic direction and maintains our portfolio credit quality

Post reinsurance transaction asset allocation[1]

- Reduces total invested assets by $28B
- Portfolio will shift in-line with our investment strategy of maintaining a high-quality portfolio and further diversifying the portfolio
  - 97% Investment Grade with average rating of A-
  - Public Corporates will decline by ~8% and diversification within industries will be maintained
  - Duration will decline by ~0.5 years as we reduced longer liabilities while maintaining disciplined asset-liability management

Ratings mix[1]



9%
10%
12%
11%
40%
41%
37%
36%
3%
3%
AAA
AA
A / CM1
NAIC-2 / CM2
BIG / CM3 - CM7
Pre reinsurance transaction
Post reinsurance transaction

1 Reflects estimated proforma results from reinsurance transaction with Fortitude Reinsurance Company Ltd. which, upon satisfying customary closing conditions, is expected to close in 2Q, with a 4/1/23 effective date.

©2023 Lincoln National Corporation 13